UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2016 (November 1, 2016)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On November 2, 2016, members of management of John B. Sanfilippo & Son, Inc. (the “Registrant”) are making the presentation furnished as an exhibit hereto at the Registrant’s Annual Meeting of Stockholders. A copy of the presentation is attached hereto as Exhibit 99.1.

ITEM 8.01.	Other Events.

On November 1, 2016, the Registrant issued a press release announcing that its Board of Directors (the “Board”) declared a special cash dividend (the “Dividend”) of $2.50 per share on all issued and outstanding shares of Common Stock of the Registrant and $2.50 per share on all issued and outstanding shares of Class A Common Stock of the Registrant. The Dividend will be paid on December 13, 2016 to stockholders of record as of the close of business on November 30, 2016. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

November 1, 2016	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President
and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation at the Registrant’s Annual Meeting of Stockholders.

99.2	Press Release, dated November 1, 2016.